EXHIBIT 99

           CERIFICIATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of i Crystal, Inc. on Form 10-QSB for the period ended March 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the SARBANES-OXLEY ACT of 2002, that to the best of his knowledge:

     1. The report fully complies with the requirements of Section 13(a) or 15(d) of the SECURITIES EXCHANGE ACT of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.



May 20, 2004                                    /s/ LARRY J. HRABI
                                            ------------------------
                                                    Larry J. Hrabi
                                                    Chairman and CFO